As   independent   public   accountants,   we  hereby  consent  to  the
incorporation of our report dated October 11, 1996 included in this Form 10-K, into the Company's previously filed Registration Statement on Form S-8 File No. 33-80391.



/s/ Arthur Andersen LLP
ARTHUR ANDERSEN LLP

Salt Lake City, Utah
October 31, 1996